SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 29, 2004

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


       Texas                  000-22915                 76-0415919
  (State or other            (Commission             (I.R.S. Employer
  jurisdiction of            File Number)           Identification No.)
   incorporation)

                14701 St. Mary's Lane
                      Suite 800
                    Houston, Texas                         77079
       (Address of principal executive offices)          (Zip code)




       Registrant's telephone number, including area code: (281) 496-1352




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Item 5.   Other Events.

          We are disclosing our updated drilling schedule for 2004. We have budgeted to drill approximately 36 gross wells (16.2 net) in the Gulf Coast region and 13 gross wells (9.4 net) in our East Texas Area and Barnett Shale trend in 2004.

          We are also disclosing that we have budgeted capital expenditures in 2004 of approximately $45.0 million, excluding the recently announced $8.2 million acquisition in the Barnett Shale trend which we expect will be financed by a mezzanine project facility currently under negotiation.

          The statements contained in this report including, but not limited to, those relating to our drilling schedule and capital expenditures for 2004 and a mezzanine project facility currently under negotiation and other statements that are not historical facts are forward-looking statements. Such statements involve risks and uncertainties, including, but not limited to, those relating to our dependence on our exploratory drilling activities, the volatility of oil and natural gas prices, the need to replace reserves depleted by production, operating risks of oil and natural gas operations, our dependence on our key personnel, factors that affect our ability to manage our growth and achieve our business strategy, risks relating to our limited operating history, technological changes, our significant capital requirements, the potential impact of government regulations, adverse regulatory determinations, litigation, competition, the uncertainty of reserve information and future net revenue estimates, property acquisition risks, industry partner issues, availability of equipment, weather and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2003 and our other filings in the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement.

Item 12.  Results of Operations and Financial Condition.

          The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition).

          Our press release dated April 29, 2004 announcing production, prices and other operational results of Carrizo Oil & Gas, Inc. for the first quarter of 2004, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

          None of the information furnished in Item 12 and the accompanying exhibit will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, not will it be incorporated by reference into any registration statement filed by Carrizo Oil & Gas under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Carrizo Oil & Gas, that the information in this

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report  is  material  or  complete,  or  that  investors  should  consider  this information before making an investment decision with respect to any security of Carrizo Oil & Gas.

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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CARRIZO OIL & GAS, INC.




                                      By: /s/ Paul F. Boling
                                          ------------------
                                      Name:  Paul F. Boling
                                      Title: Vice President and
                                             Chief Financial Officer

Date:  April 30, 2004

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                                  EXHIBIT INDEX



             The following exhibit is furnished pursuant to Item 12:



99.1 Press Release, dated April 29, 2004, Announcing Operational Results for First Quarter 2004.

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